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                                                                    EXHIBIT 23.3

                         CONSENT OF INDEPENDENT ENGINEER

         As an independent engineering consultant, I hereby consent to the use of my reports and data extracted therefrom (and all references to me and my
Firm) incorporated by reference in or otherwise made a part of this Registration Statement on Form S-3 relating to the registration of 3,000,000 shares of the Common Stock, $0.10 par value, of Costilla Energy, Inc.


                                                     W. SCOTT EPLEY, P.E.


Midland, Texas
January 8, 1999